Exhibit 10.25

THIRD AMENDMENT TO LEASE AGREEMENT

THIS THIRD AMENDMENT TO LEASE AGREEMENT (this “Amendment”) is made as of the 30 day of September, 2011 (the “Effective Date”), by and between PERIMETER SUMMIT PARCEL 3 LIMITED PARTNERSHIP, a Georgia limited partnership (“Landlord”), and AUTOTRADER.COM, INC., a Delaware corporation (“Tenant”).

R E C I T A L S

WHEREAS, Landlord and Tenant entered into that certain Lease Agreement dated January 11, 2010, as amended by that certain First Amendment to Lease Agreement dated June 30, 2010, and as further amended by that certain Second Amendment to Lease Agreement dated January 3, 2011 (collectively, as so amended, the “Lease”), for certain premises in the building located at 3003 Summit Boulevard, Atlanta, Georgia (the “Building”), consisting of approximately 390,910 rentable square feet of space, which represents the entire rentable area of the Building. All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Lease;

WHEREAS, pursuant to the terms of Special Stipulation No. 2 (Garage Storage Space; Health Club) of Exhibit H to the Lease, Landlord agreed to fund all reasonable, out-of-pocket costs of the initial build-out of the Health Club (up to but not in excess of $488,400.00) (the “Health Club Improvement Allowance,” as further defined herein);

WHEREAS, Landlord funded one hundred percent (100%) of the Health Club Improvement Allowance as of August 22, 2011, and pursuant to the terms of Special Stipulation No. 2 of Exhibit H to the Lease, Landlord and Tenant agreed to enter into an amendment to the Lease within thirty (30) days of such funding by Landlord to memorialize the funding of the Health Club Improvement Allowance by Landlord and the corresponding increase in Base Rental to repay the same; and

WHEREAS, Landlord and Tenant desire to set forth their agreement regarding the foregoing matters by means of this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the Lease is hereby amended and the parties hereto do hereby agree as follows:

1. Recitals. The Recitals set forth above are incorporated herein as though set forth in full herein.

2. Funding of Health Club Improvement Allowance. Landlord hereby confirms to Tenant that on August 22, 2011, Landlord funded one hundred percent (100%) of the “Health Club Improvement Allowance” in the amount of $488,400.00, for the initial build-out of the Health Club and therefore, Landlord has satisfied such funding requirement in full.

3. Increase in Rent; Repayment of Health Club Improvement Allowance. Pursuant to the terms of Special Stipulation No. 2 of Exhibit H to the Lease, as a result of Landlord funding the Health Club Improvement Allowance on August 22, 2011, Tenant hereby acknowledges that it agrees to repay Landlord the Health Club Improvement Allowance as rent under the Lease in the amount of $5,049.21 per month, commencing on October 1, 2011 through February 28, 2026, which base rental payment shall be made by Tenant, as and when Base Rental is payable under the Lease. The base rental payment amortization schedule for the repayment of the Health Club Improvement Allowance is attached hereto as Exhibit A.

4. Binding Effect. This Amendment shall not be valid and binding on Landlord and Tenant unless and until it has been completely executed by and delivered to both parties.

5. Confirmation of Lease. Except as expressly amended and modified by this Amendment, the Lease shall otherwise remain unmodified and in full force and effect, and the parties hereto hereby ratify and confirm the same. To the extent of any inconsistency between the Lease and this Amendment, the terms of this Amendment shall control.

[SIGNATURES BEGIN ON THE FOLLOWING PAGE]

2

IN WITNESS WHEREOF, the undersigned parties have duly executed this Amendment under seal as of the day and year first above written.

TENANT:

AUTOTRADER.COM, INC., a Delaware corporation

By:	/s/ David Amundsen
Name:	David Amundsen
Title:	Vice President

[SIGNATURES CONTINUED ON NEXT PAGE]

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[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

LANDLORD:

PERIMETER SUMMIT PARCEL 3 LIMITED PARTNERSHIP, a Georgia limited partnership

By:	3003 Perimeter Summit Realty Corp., a Delaware corporation, general partner of Perimeter Summit Parcel 3 Limited Partnership

	By:	/s/ Pamela C. Beam
	Name:	Pamela Beam
	Title:	Vice President

4

EXHIBIT A

BASE RENTAL PAYMENT AMORTIZATION SCHEDULE

3003 Perimeter Summit

Health Club Allowance—Base Rental Rate

Increase

Health Club Improvement
Allowance	$488,400.00
Amortization Rate	9%
Term
Start	10/1/2011
End	2/28/2026
Amortization Period	173	months
Monthly Increase in Base Rental	$5,049.21

	Month	Total Payment	Principal Amortization	Current Interest	Outstanding Balance
					$488,400.00

Oct-11	1	$5,049.21	$1,386.21	$3,663.00	$487,013.79
Nov-11	2	$5,049.21	$1,396.61	$3,652.60	$485,617.18
Dec-11	3	$5,049.21	$1,407.08	$3,642.13	$484,210.10
Jan-12	4	$5,049.21	$1,417.63	$3,631.58	$482,792.47
Feb-12	5	$5,049.21	$1,428.27	$3,620.94	$481,364.20
Mar-12	6	$5,049.21	$1,438.98	$3,610.23	$479,925.23
Apr-12	7	$5,049.21	$1,449.77	$3,599.44	$478,475.45
May-12	8	$5,049.21	$1,460.64	$3,588.57	$477,014.81
Jun-12	9	$5,049.21	$1,471.60	$3,577.61	$475,543.21
Jul-12	10	$5,049.21	$1,482.64	$3,566.57	$474,060.58
Aug-12	11	$5,049.21	$1,493.76	$3,555.45	$472,566.82
Sep-12	12	$5,049.21	$1,504.96	$3,544.25	$471,061.86
Oct-12	13	$5,049.21	$1,516.25	$3,532.96	$469,545.62
Nov-12	14	$5,049.21	$1,527.62	$3,521.59	$468,018.00
Dec-12	15	$5,049.21	$1,539.07	$3,510.13	$466,478.93
Jan-13	16	$5,049.21	$1,550.62	$3,498.59	$464,928.31
Feb-13	17	$5,049.21	$1,562.25	$3,486.96	$463,366.06
Mar-13	18	$5,049.21	$1,573.96	$3,475.25	$461,792.10
Apr-13	19	$5,049.21	$1,585.77	$3,463.44	$460,206.33
May-13	20	$5,049.21	$1,597.66	$3,451.55	$458,608.66
Jun-13	21	$5,049.21	$1,609.64	$3,439.56	$456,999.02
Jul-13	22	$5,049.21	$1,621.72	$3,427.49	$455,377.30
Aug-13	23	$5,049.21	$1,633.88	$3,415.33	$453,743.42
Sep-13	24	$5,049.21	$1,646.13	$3,403.08	$452,097.29
Oct-13	25	$5,049.21	$1,658.48	$3,390.73	$450,438.81
Nov-13	26	$5,049.21	$1,670.92	$3,378.29	$448,767.89
Dec-13	27	$5,049.21	$1,683.45	$3,365.76	$447,084.44

Jan-14	28	$5,049.21	$1,696.08	$3,353.13	$445,388.36
Feb-14	29	$5,049.21	$1,708.80	$3,340.41	$443,679.57
Mar-14	30	$5,049.21	$1,721.61	$3,327.60	$441,957.95
Apr-14	31	$5,049.21	$1,734.53	$3,314.68	$440,223.43
May-14	32	$5,049.21	$1,747.53	$3,301.68	$438,475.89
Jun-14	33	$5,049.21	$1,760.64	$3,288.57	$436,715.25
Jul-14	34	$5,049.21	$1,773.85	$3,275.36	$434,941.41
Aug-14	35	$5,049.21	$1,787.15	$3,262.06	$433,154.26
Sep-14	36	$5,049.21	$1,800.55	$3,248.66	$431,353.71
Oct-14	37	$5,049.21	$1,814.06	$3,235.15	$429,539.65
Nov-14	38	$5,049.21	$1,827.66	$3,221.55	$427,711.99
Dec-14	39	$5,049.21	$1,841.37	$3,207.84	$425,870.62
Jan-15	40	$5,049.21	$1,855.18	$3,194.03	$424,015.44
Feb-15	41	$5,049.21	$1,869.09	$3,180.12	$422,146.34
Mar-15	42	$5,049.21	$1,883.11	$3,166.10	$420,263.23
Apr-15	43	$5,049.21	$1,897.24	$3,151.97	$418,366.00
May-15	44	$5,049.21	$1,911.46	$3,137.74	$416,454.53
Jun-15	45	$5,049.21	$1,925.80	$3,123.41	$414,528.73
Jul-15	46	$5,049.21	$1,940.24	$3,108.97	$412,588.49
Aug-15	47	$5,049.21	$1,954.80	$3,094.41	$410,633.69
Sep-15	48	$5,049.21	$1,969.46	$3,079.75	$408,664.23
Oct-15	49	$5,049.21	$1,984.23	$3,064.98	$406,680.01
Nov-15	50	$5,049.21	$1,999.11	$3,050.10	$404,680.90
Dec-15	51	$5,049.21	$2,014.10	$3,035.11	$402,666.79
Jan-16	52	$5,049.21	$2,029.21	$3,020.00	$400,637.59
Feb-16	53	$5,049.21	$2,044.43	$3,004.78	$398,593.16
Mar-16	54	$5,049.21	$2,059.76	$2,989.45	$396,533.40
Apr-16	55	$5,049.21	$2,075.21	$2,974.00	$394,458.19
May-16	56	$5,049.21	$2,090.77	$2,958.44	$392,367.41
Jun-16	57	$5,049.21	$2,106.45	$2,942.76	$390,260.96
Jul-16	58	$5,049.21	$2,122.25	$2,926.96	$388,138.71
Aug-16	59	$5,049.21	$2,138.17	$2,911.04	$386,000.54
Sep-16	60	$5,049.21	$2,154.21	$2,895.00	$383,846.33
Oct-16	61	$5,049.21	$2,170.36	$2,878.85	$381,675.97
Nov-16	62	$5,049.21	$2,186.64	$2,862.57	$379,489.33
Dec-16	63	$5,049.21	$2,203.04	$2,846.17	$377,286.29
Jan-17	64	$5,049.21	$2,219.56	$2,829.65	$375,066.73
Feb-17	65	$5,049.21	$2,236.21	$2,813.00	$372,830.52
Mar-17	66	$5,049.21	$2,252.98	$2,796.23	$370,577.54
Apr-17	67	$5,049.21	$2,269.88	$2,779.33	$368,307.66
May-17	68	$5,049.21	$2,286.90	$2,762.31	$366,020.76
Jun-17	69	$5,049.21	$2,304.05	$2,745.16	$363,716.70
Jul-17	70	$5,049.21	$2,321.33	$2,727.88	$361,395.37
Aug-17	71	$5,049.21	$2,338.74	$2,710.47	$359,056.63
Sep-17	72	$5,049.21	$2,356.28	$2,692.92	$356,700.34
Oct-17	73	$5,049.21	$2,373.96	$2,675.25	$354,326.38
Nov-17	74	$5,049.21	$2,391.76	$2,657.45	$351,934.62
Dec-17	75	$5,049.21	$2,409.70	$2,639.51	$349,524.92
Jan-18	76	$5,049.21	$2,427.77	$2,621.44	$347,097.15
Feb-18	77	$5,049.21	$2,445.98	$2,603.23	$344,651.17

Mar-18	78	$5,049.21	$2,464.33	$2,584.88	$342,186.84
Apr-18	79	$5,049.21	$2,482.81	$2,566.40	$339,704.03
May-18	80	$5,049.21	$2,501.43	$2,547.78	$337,202.60
Jun-18	81	$5,049.21	$2,520.19	$2,529.02	$334,682.41
Jul-18	82	$5,049.21	$2,539.09	$2,510.12	$332,143.32
Aug-18	83	$5,049.21	$2,558.13	$2,491.07	$329,585.19
Sep-18	84	$5,049.21	$2,577.32	$2,471.89	$327,007.87
Oct-18	85	$5,049.21	$2,596.65	$2,452.56	$324,411.22
Nov-18	86	$5,049.21	$2,616.13	$2,433.08	$321,795.09
Dec-18	87	$5,049.21	$2,635.75	$2,413.46	$319,159.34
Jan-19	88	$5,049.21	$2,655.51	$2,393.70	$316,503.83
Feb-19	89	$5,049.21	$2,675.43	$2,373.78	$313,828.40
Mar-19	90	$5,049.21	$2,695.50	$2,353.71	$311,132.90
Apr-19	91	$5,049.21	$2,715.71	$2,333.50	$308,417.19
May-19	92	$5,049.21	$2,736.08	$2,313.13	$305,681.11
Jun-19	93	$5,049.21	$2,756.60	$2,292.61	$302,924.51
Jul-19	94	$5,049.21	$2,777.28	$2,271.93	$300,147.23
Aug-19	95	$5,049.21	$2,798.11	$2,251.10	$297,349.13
Sep-19	96	$5,049.21	$2,819.09	$2,230.12	$294,530.03
Oct-19	97	$5,049.21	$2,840.23	$2,208.98	$291,689.80
Nov-19	98	$5,049.21	$2,861.54	$2,187.67	$288,828.26
Dec-19	99	$5,049.21	$2,883.00	$2,166.21	$285,945.27
Jan-20	100	$5,049.21	$2,904.62	$2,144.59	$283,040.65
Feb-20	101	$5,049.21	$2,926.40	$2,122.80	$280,114.24
Mar-20	102	$5,049.21	$2,948.35	$2,100.86	$277,165.89
Apr-20	103	$5,049.21	$2,970.47	$2,078.74	$274,195.42
May-20	104	$5,049.21	$2,992.74	$2,056.47	$271,202.68
Jun-20	105	$5,049.21	$3,015.19	$2,034.02	$268,187.49
Jul-20	106	$5,049.21	$3,037.80	$2,011.41	$265,149.69
Aug-20	107	$5,049.21	$3,060.59	$1,988.62	$262,089.10
Sep-20	108	$5,049.21	$3,083.54	$1,965.67	$259,005.56
Oct-20	109	$5,049.21	$3,106.67	$1,942.54	$255,898.89
Nov-20	110	$5,049.21	$3,129.97	$1,919.24	$252,768.92
Dec-20	111	$5,049.21	$3,153.44	$1,895.77	$249,615.48
Jan-21	112	$5,049.21	$3,177.09	$1,872.12	$246,438.38
Feb-21	113	$5,049.21	$3,200.92	$1,848.29	$243,237.46
Mar-21	114	$5,049.21	$3,224.93	$1,824.28	$240,012.53
Apr-21	115	$5,049.21	$3,249.12	$1,800.09	$236,763.42
May-21	116	$5,049.21	$3,273.48	$1,775.73	$233,489.93
Jun-21	117	$5,049.21	$3,298.04	$1,751.17	$230,191.90
Jul-21	118	$5,049.21	$3,322.77	$1,726.44	$226,869.13
Aug-21	119	$5,049.21	$3,347.69	$1,701.52	$223,521.44
Sep-21	120	$5,049.21	$3,372.80	$1,676.41	$220,148.64
Oct-21	121	$5,049.21	$3,398.09	$1,651.11	$216,750.54
Nov-21	122	$5,049.21	$3,423.58	$1,625.63	$213,326.96
Dec-21	123	$5,049.21	$3,449.26	$1,599.95	$209,877.71
Jan-22	124	$5,049.21	$3,475.13	$1,574.08	$206,402.58
Feb-22	125	$5,049.21	$3,501.19	$1,548.02	$202,901.39
Mar-22	126	$5,049.21	$3,527.45	$1,521.76	$199,373.94
Apr-22	127	$5,049.21	$3,553.91	$1,495.30	$195,820.03

May-22	128	$5,049.21	$3,580.56	$1,468.65	$192,239.48
Jun-22	129	$5,049.21	$3,607.41	$1,441.80	$188,632.06
Jul-22	130	$5,049.21	$3,634.47	$1,414.74	$184,997.59
Aug-22	131	$5,049.21	$3,661.73	$1,387.48	$181,335.86
Sep-22	132	$5,049.21	$3,689.19	$1,360.02	$177,646.67
Oct-22	133	$5,049.21	$3,716.86	$1,332.35	$173,929.81
Nov-22	134	$5,049.21	$3,744.74	$1,304.47	$170,185.08
Dec-22	135	$5,049.21	$3,772.82	$1,276.39	$166,412.26
Jan-23	136	$5,049.21	$3,801.12	$1,248.09	$162,611.14
Feb-23	137	$5,049.21	$3,829.63	$1,219.58	$158,781.51
Mar-23	138	$5,049.21	$3,858.35	$1,190.86	$154,923.16
Apr-23	139	$5,049.21	$3,887.29	$1,161.92	$151,035.88
May-23	140	$5,049.21	$3,916.44	$1,132.77	$147,119.44
Jun-23	141	$5,049.21	$3,945.81	$1,103.40	$143,173.62
Jul-23	142	$5,049.21	$3,975.41	$1,073.80	$139,198.22
Aug-23	143	$5,049.21	$4,005.22	$1,043.99	$135,192.99
Sep-23	144	$5,049.21	$4,035.26	$1,013.95	$131,157.73
Oct-23	145	$5,049.21	$4,065.53	$983.68	$127,092.20
Nov-23	146	$5,049.21	$4,096.02	$953.19	$122,996.19
Dec-23	147	$5,049.21	$4,126.74	$922.47	$118,869.45
Jan-24	148	$5,049.21	$4,157.69	$891.52	$114,711.76
Feb-24	149	$5,049.21	$4,188.87	$860.34	$110,522.89
Mar-24	150	$5,049.21	$4,220.29	$828.92	$106,302.60
Apr-24	151	$5,049.21	$4,251.94	$797.27	$102,050.66
May-24	152	$5,049.21	$4,283.83	$765.38	$97,766.83
Jun-24	153	$5,049.21	$4,315.96	$733.25	$93,450.87
Jul-24	154	$5,049.21	$4,348.33	$700.88	$89,102.54
Aug-24	155	$5,049.21	$4,380.94	$668.27	$84,721.60
Sep-24	156	$5,049.21	$4,413.80	$635.41	$80,307.81
Oct-24	157	$5,049.21	$4,446.90	$602.31	$75,860.90
Nov-24	158	$5,049.21	$4,480.25	$568.96	$71,380.65
Dec-24	159	$5,049.21	$4,513.85	$535.35	$66,866.80
Jan-25	160	$5,049.21	$4,547.71	$501.50	$62,319.09
Feb-25	161	$5,049.21	$4,581.82	$467.39	$57,737.27
Mar-25	162	$5,049.21	$4,616.18	$433.03	$53,121.09
Apr-25	163	$5,049.21	$4,650.80	$398.41	$48,470.29
May-25	164	$5,049.21	$4,685.68	$363.53	$43,784.61
Jun-25	165	$5,049.21	$4,720.83	$328.38	$39,063.78
Jul-25	166	$5,049.21	$4,756.23	$292.98	$34,307.55
Aug-25	167	$5,049.21	$4,791.90	$257.31	$29,515.65
Sep-25	168	$5,049.21	$4,827.84	$221.37	$24,687.81
Oct-25	169	$5,049.21	$4,864.05	$185.16	$19,823.75
Nov-25	170	$5,049.21	$4,900.53	$148.68	$14,923.22
Dec-25	171	$5,049.21	$4,937.29	$111.92	$9,985.94
Jan-26	172	$5,049.21	$4,974.32	$74.89	$5,011.62
Feb-26	173	$5,049.21	$5,011.62	$37.59	$(0.00)

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